Filed Pursuant to 497(a)
File Nos. 333-214182 and 333-215076
Rule 482ad

Saratoga Investment Corp. Completes Public Offering of

$74,450,500 6.75% Notes Due 2023

NEW YORK, NY (December 21, 2016) – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) today announced that it has consummated an underwritten public offering of $74,450,500 in aggregate principal amount of 6.75% unsecured notes due 2023, which includes the partial exercise of the underwriters’ option to purchase up to an additional $9,750,000 in aggregate principal amount of notes. The notes will mature on December 30, 2023, and may be redeemed in whole or in part at any time or from time to time at Saratoga Investment Corp.’s option on or after December 21, 2019. The notes will bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning March 30, 2017.

The Notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “SAB”.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), BB&T Capital Markets, Compass Point and William Blair are acting as joint book-running managers.

The Company expects to use the net proceeds from this offering to repay all of the outstanding indebtedness under its 7.50% fixed-rate notes due 2020, which amounts to $61,793,125, and for general corporate purposes in accordance with its investment objective and strategies.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering was made only by means of a prospectus. Copies of the prospectus relating to the offering may be obtained for free by visiting the Securities and Exchange Commission’s website at www.sec.gov or may be obtained from of any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 570 Lexington Avenue, 11th Floor New York, NY 10022, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or via email request: prospectusrequests@bbandtcm.com; Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, or email at syndicate@compasspointllc.com; or William Blair & Company, L.L.C., Attention: Prospectus Department, 222 West Adams Street, Chicago, IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by privately owned U.S. middle-market businesses, which the Company defines as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. Saratoga Investment Corp.’s objective is to generate current income and, to a lesser extent, capital appreciation from our investments. Saratoga Investment Corp. has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm. Within the BDC, Saratoga Investment Corporation manages both an SBIC-licensed subsidiary and a Collateralized Loan Obligation (CLO) fund. The Company believes these diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to offer a broad range of financing solutions.

Forward Looking Statements

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

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